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                                                                  EXECUTION COPY



                      AMENDED AND RESTATED CREDIT AGREEMENT


      AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 20, 2001 among NORTEL NETWORKS LIMITED and the BANKS listed on the signature pages hereof (the "Banks").

                              W I T N E S S E T H :

      WHEREAS, Nortel Networks Limited and the banks parties thereto have heretofore entered into a Credit Agreement dated as of June 14, 2001 among Nortel Networks Limited, the banks parties thereto, Credit Suisse First Boston, as Syndication Agent, and J.P. Morgan Bank Canada, formerly known as The Chase Manhattan Bank of Canada, as Administrative Agent, for which Citibank Canada was Documentation Agent (as amended by Amendment No. 1 dated as of July 31, 2001, the "Agreement"); and

      WHEREAS, the parties hereto desire to further amend the Agreement, as set forth below;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

      SECTION 2. Amendment of Section 1.01 of the Agreement. (a) The following definitions of Section 1.01 of the Agreement are amended and restated in their entirety to read as follows:

      "CONSOLIDATED TANGIBLE NET WORTH" means at any date the consolidated stockholders' equity of the Company less its consolidated Intangible Assets, all determined as of such date. For purposes of this definition, "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of goodwill, patents, trademarks, service marks, tradenames, copyrights, acquired technology, purchased in process research and development and other intangible assets. For purposes of Section 5.16, "Consolidated Tangible
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Net Worth" shall exclude all amounts attributable to investments in Equity
Interests or capital contributions made by NNC or any Subsidiary of NNC (other than the Company and its Subsidiaries) (each such Subsidiary of NNC, a "SISTER COMPANY") after October 1, 2001, unless those investments or contributions were made with (x) the proceeds of common stock, preferred stock or any other instrument issued by NNC or a Sister Company, in each case only if properly classified as equity under GAAP, (y) cash from operations of NNC or a Sister Company, or (z) cash proceeds from the divestiture of a Sister Company.

      "MATERIAL SUBSIDIARY" means any Subsidiary other than those set forth on Annex B hereto, as the same may be amended from time to time by the Company, with the consent of the Agent (not to be unreasonably withheld) (i) to include Subsidiaries which cannot be (for legal or contractual reasons), or for which, in the good faith discretion of the Company and the Agent, it would be unduly burdensome (whether because of law, collateral value or otherwise) to be, Subsidiary Guarantors or Lien Grantors, or (ii) to exclude Subsidiaries then set forth on such Annex B; provided that the Subsidiaries listed on Annex B hereto shall in no event, if aggregated and considered as a single Subsidiary, account for more than 10% of consolidated revenues of the Company and its Subsidiaries (excluding the revenues of the joint ventures identified in Annex B hereto) set forth in the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks or made publicly available.

      "MORTGAGE" means any mortgage, deed of trust, charge, debenture, hypothec, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on or in any Mortgaged Property or Leasehold Mortgaged Property to secure the Secured Obligations. Each Mortgage shall be substantially in the form attached to the Security Agreement, with such changes as are reasonably recommended by counsel to the Agent in each jurisdiction in the United States or Canada in which a Mortgaged Property is located, or in such other form as such counsel reasonably recommends, in each case to the extent necessary or appropriate to comply with local law or convention.

      "TERMINATION DATE" means December 13, 2002, or, if such date is not a Euro-Currency Business Day, the next preceding Euro-Currency Business Day.

      (b) The following new definitions are added to Section 1.01 of the Agreement in appropriate alphabetical order:

      "AMENDMENT NO. 2 EFFECTIVE DATE" means the date on which each of the conditions to effectiveness of the Amended and Restated Credit Agreement dated as of December 20, 2001 are satisfied.


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      "ASSET SALE" means any disposition of property or series of related dispositions of property (including pursuant to a sale and leaseback transaction) (i) described on Annex D hereto or (ii) that yields Net Cash Proceeds to the Company or any of its Material Subsidiaries in excess of $5,000,000, excluding dispositions described in Sections 5.13(a), (b), (e) and
(f) and dispositions of accounts receivable (or interests therein) permitted pursuant to Section 5.10(v).

      "CANADIAN BENEFIT PLANS" means all material employee benefit plans of any nature or kind whatsoever that are not Canadian Pension Plans and are maintained or contributed to by any Credit Party having employees in Canada.

      "CANADIAN PENSION PLANS" means each plan which is considered to be a pension plan for the purposes of any applicable pension benefits standards statute and/or regulation in Canada established, maintained or contributed to by any Credit Party for its employees or former employees.

      "CANADIAN SECURITY AGREEMENT" has the meaning specified in Section 5.19.

      "CAPITAL LEASE OBLIGATIONS" of any Person means obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required under GAAP to be classified and accounted for as capital leases on a balance sheet of such Person. The amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

      "CAPITAL MARKETS EVENT" means the issuance or incurrence by the Company or any of its Material Subsidiaries of (a) any Equity Interest which is not classified as equity under GAAP, (b) any Debt for borrowed money in respect of
(1) debt securities issued in a public offering or a private placement or (2) syndicated lines of credit or other credit facilities or (c) Debt pursuant to any receivables securitization, but excluding (i) refinancings of outstanding Debt, (ii) Debt permitted pursuant to Section 5.09(i) through (ix), (iii) working capital facilities entered into by Foreign Subsidiaries of the Company in compliance with this Agreement and (iv) any transaction described in clause
(a), (b) or (c) above consummated by a Foreign Subsidiary to the extent the Net Cash Proceeds thereof cannot be dividended or otherwise distributed to the Company or a Subsidiary other than a Foreign Subsidiary without resulting in material adverse tax consequences to the Company or any of its Subsidiaries (except to the extent such Net Cash Proceeds are in fact so dividended).

      "COLLATERAL" means any and all "Collateral", "Mortgaged Property", "Leasehold Mortgaged Property" and "Trust Property", as defined in any Security Document, and all other property subject to any Security Document.


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      "COLLATERAL AGENT" means JPMorgan Chase Bank, in its capacity as
Collateral Agent under the Security Agreement and the other Security Documents, and its successors in such capacity.

      "COLLATERAL AND GUARANTEE REQUIREMENT" means the requirement that:

      (a) the Collateral Agent shall have received from each Credit Party required to be a party thereto in accordance with Section 5.18 or 5.19, as the case may be, either (i) a counterpart of the Security Agreement, the NNI Foreign Pledge Agreement, the NNL Foreign Pledge Agreement or the Foreign Subsidiary Guarantee, as the case may be, duly executed and delivered on behalf of such Credit Party or (ii) in the case of any Person that becomes a Credit Party after date of delivery of the relevant Security Document pursuant to Section 5.19, a supplement thereto, in the form specified therein, duly executed and delivered on behalf of such Credit Party;

      (b) all outstanding Equity Interests in any Material Subsidiary of the Company shall have been pledged to the extent required pursuant to the applicable Security Document and the Collateral Agent shall have received all certificates or other instruments representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

      (c) all documents and instruments, including Uniform Commercial Code financing statements, financing statements (and the Quebec equivalent thereof) under Canadian personal property security legislation and Mortgages (subject to Section 5.19(b)), required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens in the real and personal, movable and immovable property of the Company and its Subsidiaries as required hereunder or intended to be created by the Security Documents and perfect or record such Liens to the extent, and with the priority, required by the Security Documents, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording (and all mortgage recording taxes or similar taxes and recording fees shall have been paid (or funds sufficient to pay such taxes and fees shall have been paid to the Collateral Agent));

      (d) the Collateral Agent shall have received with respect to each Mortgaged Property and Leasehold Mortgaged Property, (i) counterparts of a Mortgage, duly executed and delivered by the record owner of such Mortgaged Property or owner of a leasehold interest in such Leasehold Mortgaged Property (as applicable), (ii) a title report, commitment to issue title insurance or title opinion, together with copies of all related documents, issued by a nationally recognized title insurance company or law firm, (iii) such surveys, abstracts and appraisals as are in existence on the first day of a Collateral Period, and (iv) such


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legal opinions and other documents as the Collateral Agent or the Required Banks may reasonably request;

      (e) subject to Section 5.19(b), each Lien Grantor and Subsidiary Guarantor shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations (including, if applicable, its guarantee) thereunder and the granting of the Liens granted by it thereunder; and

      (f) (i) each Lien Grantor shall have taken all other action required under the Security Documents to perfect, register and/or record the Liens granted by it thereunder and (ii) each Subsidiary Guarantor shall have taken all other action required under its Foreign Subsidiary Guarantee for the validity or enforceability of such Foreign Subsidiary Guarantee;

provided that if the Agent shall determine in its sole good faith discretion that, with respect to any asset or Lien Grantor or Subsidiary Guarantor, satisfaction of any or all of the conditions set forth above is impossible, impractical or unreasonably burdensome (or has been substantially, but not fully, completed), the Agent may, in its good faith discretion, consent to a waiver of any or all of such conditions with respect to such asset or Lien Grantor or Subsidiary Guarantor (which waiver may, at the option of the Agent, be limited in duration).

      "COLLATERAL PERIOD" means any period from and including the first day when the Debt Rating is lower than BBB- by S&P or Baa3 by Moody's to but excluding the first day when the Debt Rating is BBB (stable outlook) or higher by S&P and Baa2 (stable outlook) or higher by Moody's.

      "COMPANY'S AUGUST 2001 FORM 8-K" means the Company's current report on Form 8-K dated August 8, 2001, as filed with the Securities and Exchange Commission pursuant to the Exchange Act.

      "COMPANY'S 2001Q3 FORM 10-Q" means the Company's quarterly report on Form 10-Q for the period ended September 30, 2001, as filed with the Securities and Exchange Commission pursuant to the Exchange Act.

      "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period,
(iii) all amounts attributable to depreciation and amortization for such period,
(iv) restructuring and other incremental provisions and charges as publicly disclosed and (v) any other extraordinary, unusual or non-recurring charges for such period (including but not limited to stock option compensation, purchased in-process research and development and other non-cash or non-recurring charges), and


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minus (b) without duplication and to the extent included in determining such
Consolidated Net Income, any extraordinary, unusual or non-recurring gains for such period, all determined on a consolidated basis in accordance with GAAP.

      "CONSOLIDATED NET INCOME" means, for any period, the net income or loss of NNC and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Person which is not a Subsidiary, except to the extent that dividends or other distributions were actually paid by such Person to NNC or any Subsidiary during such period, and (b) the income or loss of any Person accrued before (i) the date it becomes a Subsidiary, (ii) the date it is merged into or consolidated with NNC or any Subsidiary or (iii) the date its assets are acquired by NNC or any Subsidiary.

      "CREDIT AGREEMENTS" has the meaning set forth in the Security Agreement.

      "CREDIT PARTIES" means the Company, the Lien Grantors (but excluding, for purposes of Section 4.07 only, Qtera Corporation, Nortel Networks (CALA) Inc., Nortel Networks Global Corporation and Nortel Networks Capital Corporation) and the Subsidiary Guarantors.

      "DEBT" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) credit card charges of such Person on which interest charges are payable, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business), (f) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Debt secured thereby has been assumed, (g) all Guarantees by such Person of Debt of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) to extent not otherwise included, indebtedness or similar obligations (including, if applicable, any net investment amounts) pursuant to any receivables securitization and (l) all Equity Interests of such Person which are subject to redemption otherwise than at the sole option of such Person. The Debt of any Person shall include the Debt of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that contractual


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provisions binding on the holder of such Debt provide that such Person is not liable therefor.

      "DEBT RATING" means any rating by Moody's or S&P with respect to the senior unsecured non-credit enhanced long-term debt of the Company.

      "EQUITY INTERESTS" means (i) shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person or (ii) any warrants, options or other rights to acquire such shares or interests.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the Company or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Internal Revenue Code, is treated as a single employer under Section 414 of the Internal Revenue Code.

      "ERISA EVENT" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (except an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Internal Revenue Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Company or any ERISA Affiliate of any liability with respect to withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

      "FOREIGN SUBSIDIARY" means a Subsidiary (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of a jurisdiction outside the United States and Canada, and conducting substantially all its operations outside the United States and Canada.


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      "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks. It is understood that the application of GAAP to the operation of the covenants in Article 5 is subject to
Section 1.02.

      "GUARANTEE" by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Debt or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or to purchase (or advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Debt or other obligation; provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

      "HEDGING AGREEMENT" means (a) any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest rate, currency exchange rate or commodity price hedging arrangement, and (b) any hedging agreement in respect of the Company's common stock entered into in order to hedge the Company's exposure under its stock option plans or other benefit plans for employees, directors or consultants of the Company and its Subsidiaries.

      "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time.

      "LEASEHOLD MORTGAGED PROPERTY" means each parcel of real property and any improvements located thereon and rights appurtenant thereto leased by a Lien Grantor that is subject to a Transaction Lien pursuant to Section 5.18 or 5.19.

      "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such


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asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

      "LIEN GRANTOR" means the Company and any of its Subsidiaries that is, or is required to be, a party to any Security Document (other than a Foreign Subsidiary Guarantee).

      "LOAN DOCUMENTS" means this Agreement, the Notes and the Security
Documents.

      "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, financial position, results of operations or prospects of the Company and its Subsidiaries, taken as a whole. It is understood that a change in a Debt Rating shall not, in itself, constitute a Material Adverse Effect.

      "MATERIAL DEBT" means Debt (other than obligations in respect of the Loans), or obligations in respect of one or more Hedging Agreements, of the Company and/or one or more of its Subsidiaries in an individual principal amount of at least $10,000,000 and which in aggregate principal amount exceeds $100,000,000. For purposes of determining Material Debt, the "principal amount" of the obligations of the Company and/or one or more of its Subsidiaries in respect of any Hedging Agreement at any time will be the maximum aggregate amount (after giving effect to any netting provisions or agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time.

      "MOODY'S" means Moody's Investors Service, Inc.

      "MORTGAGED PROPERTY" means each parcel of real property and any improvements located thereon and rights appurtenant thereto owned by a Credit Party that is either (i) identified as a Mortgaged Property on Annex C hereto or
(ii) subject to a Transaction Lien granted after the Effective Date pursuant to
Section 5.18 or 5.19.

      "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

      "NET CASH PROCEEDS" means (a) in connection with any Asset Sale, the proceeds thereof in the form of cash and Permitted Investments (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) received by the Company or any of its Material Subsidiaries, net of reasonable attorney's fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Debt secured by a Lien expressly permitted hereunder (other than a Transaction Lien) on any asset


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that is the subject of such Asset Sale, and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any Capital Markets Event, the cash proceeds received by the Company or any of its Material Subsidiaries from such issuance or incurrence, net of reasonable attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith. To the extent that any net amounts described above are received by a non-wholly owned Material Subsidiary, only a percentage thereof equal to the Company's direct or indirect percentage ownership interest in such Material Subsidiary (or such greater amount as shall have been actually dividended or otherwise distributed to the Company or a wholly owned Material Subsidiary) shall constitute "Net Cash Proceeds". Notwithstanding the foregoing, "Net Cash Proceeds" shall not include (i) the first $1,000,000,000 of such net cash proceeds received in respect of Asset Sales described in Annex D hereto ("ANNEX D ASSET SALES") and (ii) any such net cash proceeds received in respect of Annex D Asset Sales to the extent that, after application of the provisions of Section 2.09(b) and comparable provisions of the other Credit Agreements, the sum of the commitments under all of the Credit Agreements would be $3,000,000,000 or less.

      "NNC" means Nortel Networks Corporation, a Canadian corporation, and its successors.

      "NNI FOREIGN PLEDGE AGREEMENT" has the meaning specified in Section 5.19.

      "NNL FOREIGN PLEDGE AGREEMENT" has the meaning specified in Section 5.19.

      "PERFECTION CERTIFICATE" means, collectively, certificates in the form of Exhibit E to each of the agreements referred to in the definition of "Security Agreement" or any other form approved by the Collateral Agent.

      "PERMITTED INVESTMENTS" means investments in:

            (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States or Canada, as the case may be), in each case maturing within one year from the date of acquisition thereof;


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            (b) commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P, Moody's or Dominion Bond Rating Services Limited;

            (c) certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof or Canada which has a combined capital and surplus and undivided profits of at least $500,000,000;

            (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

            (e) in the case of any Foreign Subsidiary, (i) marketable direct obligations issued by, or unconditionally guaranteed by, the sovereign nation in which such Person is organized and is conducting business or issued by any agency of such sovereign nation and backed by the full faith and credit of such sovereign nation, in each case maturing within one year from the date of acquisition, so long as the indebtedness of such sovereign nation is rated at least A by S&P, A2 by Moody's or A mid by Dominion Bond Rating Service Limited or carries an equivalent rating from a comparable foreign rating agency or (ii) investments of the type and maturity described in clauses (b) through (d) above of foreign obligors, which investments or obligors have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies; and

            (f) any other Investments made in compliance with Corporate Procedure No. 303.30 of NNC with respect to cash investments and safe custody arrangements, substantially as in effect on the Amendment No. 2 Effective Date.

      "PERMITTED LIENS" means:

            (a) Liens imposed by law for taxes, assessments, governmental charges or levies (and related interest and penalties), in each case that are not yet delinquent or in default or are being contested in compliance with Section 5.06;

            (b) carriers', warehousemen's, mechanics', materialmen's, landlord's, repairmen's and other like Liens imposed by law, arising in the


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      ordinary course of business and securing obligations that are not overdue by more than 90 days or are being contested in compliance with Section
      5.06;

            (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

            (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

            (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (h) of Article 6;

            (f) easements, zoning restrictions, rights-of-way, servitudes and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligation and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary;

            (g) with respect to each Mortgaged Property or Leasehold Mortgaged Property, "Permitted Encumbrances" (as defined in the Mortgage relating to such property); and

            (h) liens of a bank, broker or securities intermediary on whose records a deposit account or a securities account of the Company or any Subsidiary is maintained securing the payment of customary fees and commissions to the bank, broker or securities intermediary or, with respect to a deposit account, items deposited but returned unpaid and other unexercised bankers liens;

provided that, except as provided in clauses (a) and (e) above, the term "Permitted Liens" shall not include any Lien that secures Debt.

      "PLAN" means any employee pension benefit plan (except a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) a "contributing sponsor" as defined in
Section 4001(a)(13) of ERISA.


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      "PREPAYMENT EVENT" means any Asset Sale and any Capital Markets Event.

      "REDUCTION PERCENTAGE" means the product of the Prepayment Event Percentage and the Facilities Percentage. For purposes of this definition,

            "PREPAYMENT EVENT PERCENTAGE" means, (i) with respect to Net Cash Proceeds of Asset Sales described in Annex D hereto which are received when the sum of the commitments under all of the Credit Agreements exceeds $3,000,000,000, 50%, (ii) with respect to Net Cash Proceeds of Asset Sales other than Asset Sales described in Annex D hereto when the Leverage Ratio is less than 3.5:1, 50%,
            (iii) with respect to Capital Markets Events permitted pursuant to
            Section 5.09(x) or (xi), 50%, and (iv) in all other cases, 100%;

            "LEVERAGE RATIO" means, on any day, the ratio of (x) the aggregate principal amount of Debt of the Company and its Subsidiaries outstanding as of such date (other than contingent obligations of the Company or any Subsidiary as an account party in respect of any letter of credit or letter of guaranty unless such letter of credit or letter of guaranty supports an obligation that constitutes Debt) to (y) Consolidated EBITDA for the fiscal quarter of NNC most recently ended before such day, annualized on a simple arithmetic basis; and

            "FACILITIES PERCENTAGE" means, (i) at any time when (and to the extent that) the sum of the Commitments and the commitments under the Other Credit Agreement (collectively, the "JUNE AGREEMENTS COMMITMENTS") exceeds $1,000,000,000, a fraction, expressed as a percentage, the numerator of which is the Commitments and the denominator of which is the June Agreements Commitments, and (ii) otherwise, a fraction, expressed as a percentage, the numerator of which is the Commitments and the denominator of which is the sum of the commitments under all of the Credit Agreements which include provisions substantially identical to Sections 2.09(b) and 2.11(b),
            (c) and (d) (and the related definitions); provided that if the commitments under a Credit Agreement have terminated, the aggregate principal amount of outstanding loans thereunder shall be used instead in making the above calculations.

      "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest in the Company or any Material Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interest in the Company or any Material Subsidiary (including, for this purpose, any payment in respect of any Equity Interest under a Synthetic Purchase Agreement).

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "SECURED OBLIGATIONS" has the meaning specified in Section 1 of the Security Agreement.

      "SECURED PARTIES" has the meaning specified in Section 1 of the Security Agreement.

      "SECURITY AGREEMENT" means, collectively, the U.S. Security Agreement and the Canadian Security Agreement.

      "SECURITY DOCUMENTS" means the Security Agreement, the NNI Foreign Pledge Agreement, the NNL Foreign Pledge Agreement, the Mortgages and each other security agreement, instrument or document executed and delivered to satisfy the condition set forth in Section 3.02(g) or pursuant to Section 5.18 or 5.19 to secure any of the Secured Obligations.

      "SUBSIDIARY GUARANTORS" means NNI and each Subsidiary that is a party to a Foreign Subsidiary Guarantee.

      "SYNTHETIC PURCHASE AGREEMENT" means any swap, derivative or other agreement or combination of agreements pursuant to which the Company or a Subsidiary is or may become obligated to make (i) any payment in connection with the purchase by any third party, from a Person other than the Company or a Subsidiary, of any Equity Interest of the Company or a Subsidiary or any Debt for borrowed money of the Company or a Subsidiary issued in a public offering or private placement or (ii) any payment (other than on account of a permitted purchase by it of any Equity Interest) the amount of which is determined by reference to the price or value at any time of any such Equity Interest or Debt; provided in the case of each of clauses (i) and (ii) that the purpose of such agreement or agreements is to enable the Company or such Subsidiary to realize the benefits of a transaction otherwise prohibited by Section 5.15(a).

      "TRANSACTION LIENS" means the Liens on Collateral granted by the Credit Parties under the Security Documents.

      "U.S. SECURITY AGREEMENT" has the meaning specified in Section 5.19.

      "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

      (c) The following definitions are deleted from Section 1.01 of the
Agreement:

      "Attributable Debt"
      "Company's 2000 Form 10-K"
      "Company's 2001Q1 Form 10-Q"
      "Consolidated Net Tangible Assets"
      "Financing Leases"
      "Funded Debt"
      "Purchase Money Mortgage"

      SECTION 3. Amendment of Section 2.09 of the Agreement. Section 2.09 of the Agreement is amended by deleting "Optional" from the heading, inserting "(a)" before "During", and adding the following subsection (b) at the end thereof:

      (b) During the Revolving Credit Period, within three Domestic Business Days after any Net Cash Proceeds are received by or on behalf of the Company or any Material Subsidiary in respect of any Prepayment Event, the Commitments shall automatically be permanently reduced by an amount equal to the Reduction Percentage of such Net Cash Proceeds; provided that if the Prepayment Event is an Asset Sale described in Annex D hereto or a Capital Markets Event permitted by Section 5.09(x) or (xi), any reduction which would otherwise have occurred prior to April 10, 2002 shall instead take place on April 10, 2002, and the Commitments and the commitments under the Other Credit Agreement shall be reduced only to the extent the sum of the commitments under all of the Credit Agreements exceeds $3,000,000,000.

      SECTION 4. Amendment of Section 2.11. Section 2.11 of the Agreement is amended by deleting "Optional" from the heading, relettering subsection (b) as subsection (e) and adding ", (b), (c) or (d)" before "above" therein, relettering subsection (c) as subsection (f), and adding the following new subsections (b), (c) and (d) immediately after subsection (a) thereof:

      (b) If, on the date of any termination or reduction of the Commitments pursuant to Section 2.09, the aggregate principal amount of outstanding Loans would exceed the total Commitments, the Company shall, concurrently with such reduction, prepay Borrowings in an amount equal to such excess.

      (c) After the Revolving Credit Period, within three Domestic Business Days after any Net Cash Proceeds are received by or on behalf of the Company or any Material Subsidiary in respect of any Prepayment Event, the Company shall prepay Borrowings in aggregate principal amount equal to the Reduction Percentage of such Net Cash Proceeds.

      (d) The Company shall notify the Agent of any prepayment pursuant to subsection (b) or (c) above of any Borrowing hereunder (i) in the case of the Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate or the Canadian Prime Rate, as the case may be, pursuant to Section 8.01), not later than three Domestic Business Days before the date of prepayment and (ii) in the case of any Group of Euro-Currency Loans, not later than three Euro-Currency Business Days before the date of prepayment. Each such notice shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and a reasonably detailed calculation of the amount of such prepayment.

      SECTION 5. Amendment of Section 3.02 of the Agreement. Section 3.02 of the Agreement is amended by adding "(except, in the case of any Borrowing used only to repay maturing commercial paper, the representation and warranty in Section 4.04(b))" after "warranties" in clause (e) thereof, deleting "and" at the end of clause (e) thereof, replacing the period at the end of clause (f) thereof with "; and", and adding the following clause (g) at the end thereof:

            (g) in the case of any Borrowing during the Collateral Period, the Collateral and Guarantee Requirement shall have been satisfied in full.

      SECTION 6. Amendment of Section 4.01 of the Agreement. Section 4.01 of the Agreement is amended by replacing "The Company" with "Each Credit Party", "the Company" with "such Credit Party", and "this Agreement" with "the Loan Documents".

      SECTION 7. Amendment of Section 4.02 of the Agreement. Section 4.02 of the Agreement is amended by replacing "by the Company of this Agreement and its Notes (i) are within the Company's" with "by each Credit Party of the Loan Documents to which it is a party (i) are within such Credit Party's", replacing "the Company" each other place it appears with "such Credit Party", and replacing "this Agreement" with "the Loan Documents".

      SECTION 8. Amendment of Section 4.03 of the Agreement. Section 4.03 of the Agreement is amended by replacing "This Agreement constitutes a valid and binding agreement of the Company" with "The Loan Documents constitute or, when executed, will constitute valid and binding agreements of the Credit Parties which are parties to them".

      SECTION 9. Amendment of Section 4.04 of the Agreement. Section 4.04 of the Agreement is amended by inserting "(a)" before "Except" at the beginning thereof, by replacing "2000 Form 10-K" with "August 2001 Form 8-K", "March

31" with "September 30", "quarter" with "three quarters", and "2001Q1" with "2001Q3", and by adding the following subsection (b) at the end thereof:

            (b) Since September 30, 2001, except as set forth in the Disclosure Materials, there has been no material adverse change in the business, financial position, results of operations or prospects of the Company and its Consolidated Subsidiaries, taken as a whole.

      SECTION 10. Amendment of Section 4.05 of the Agreement. Section 4.05 of the Agreement is amended by replacing "the Company to perform its obligations under this Agreement" with "a Credit Party to perform its obligations under the Loan Documents to which it is party", and by replacing "the Agreement or the Notes" with "the Loan Documents".

      SECTION 11. Further Amendments of Article 4 of the Agreement. Article 4 of the Agreement is further amended by adding the following sections at the end thereof:

            SECTION 4.06. Taxes. Each of the Company and its Consolidated Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed by it and has paid or caused to be paid all taxes required to have been paid by it, except (a) any taxes that are being contested in good faith by appropriate proceedings and for which the relevant obligor has set aside on its books adequate reserves or (b) to the extent that failures to do so, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

            SECTION 4.07. Solvency. (a) As of the Amendment No. 2 Effective Date, but only with respect to NNI, and as of the first day of each Collateral Period, with respect to each party named below, (i) the fair value of the assets of each Credit Party organized under the laws of a jurisdiction within the United States (a "U.S. CREDIT PARTY"), at a fair valuation viewing such Person as a going concern, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each U.S. Credit Party will exceed the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each U.S. Credit Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) no U.S. Credit Party will have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and proposed to be conducted after each date this representation is made.

            (b) As of the Amendment No. 2 Effective Date, but only with respect to the Company, and the first day of each Collateral Period, with respect to any Credit Party that is subject to the insolvency laws of Canada, (i) the aggregate property of such Person at fair valuation, or if disposed of at a fairly conducted sale under legal process, is sufficient to enable payment of all its obligations, due and accruing due; (ii) the property of such Person is, at a fair valuation, greater than the total amount of liabilities, including contingent liabilities, of such Person; (iii) such Person has not ceased paying its current obligations in the ordinary course of business as they generally become due; and (iv) such Person is not for any reason unable to meet its obligations as they generally become due.

            SECTION 4.08. ERISA; Canadian Plans. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events for which, at the time such representation is made, liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87, with respect to each Plan, the present value of the accumulated benefit obligations thereunder did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $10,000,000 the fair market value of the assets thereof.

            (b) The Canadian Pension Plans are duly registered under all applicable laws which require registration and no event has occurred which is reasonably likely to cause the loss of such registered status. All material obligations of each Credit Party (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans and the funding agreements therefor have been performed in a timely fashion. There have been no improper withdrawals or applications of the assets of the Canadian Pension Plans or the Canadian Benefit Plans. There are no outstanding disputes concerning the assets of the Canadian Pension Plans or the Canadian Benefit Plans which could reasonably be expected to have a Material Adverse Effect. As of the date of the valuations last filed with the applicable governmental authorities, which are consistent with generally accepted actuarial principles, each of the Canadian Pension Plans is fully funded on a solvency basis.

      SECTION 12. Amendment of Section 5.01 of the Agreement. Section 5.01(c) of the Agreement is amended by adding "(i)" before "stating" and by adding before the semi-colon at the end thereof "and (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 5.16 and 5.17".

      SECTION 13. Further Amendments of Article 5 of the Agreement. The remainder of Article 5 of the Agreement is amended to read in its entirety as follows:

            SECTION 5.02. Notice of Material Events. As soon as practicable, and in any event within the earlier of five Domestic Business Days and seven days, after an Executive Officer acquires knowledge thereof, the Company will furnish to the Agent and each Bank prompt written notice of the following:

            (a) the occurrence of any Default;

            (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority against or affecting the Company or any Subsidiary that has a reasonable possibility of being adversely determined and, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

            (c) any change in any Debt Rating with negative implications;

            (d) the occurrence of any ERISA Event or any failure to fund fully in accordance with applicable law any Canadian Pension Plan or Canadian Benefit Plan (such failure, a "Funding Failure") that, alone or together with any other ERISA Events or Funding Failures that have occurred and are continuing at such time, could reasonably be expected to result in liabilities of the Company and its Subsidiaries in an aggregate amount exceeding $100,000,000; and

            (e) the occurrence of a Material Adverse Effect.

      Each notice delivered under this Section (other than clause (c) above) shall be accompanied by a statement of an Executive Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

            SECTION 5.03. Information Regarding Collateral. (a) During a Collateral Period and any other period when the Debt Rating is not BBB (stable outlook) or higher by S&P and Baa2 (stable outlook) or higher by Moody's (a "Low Investment Grade Period"), the Company will furnish to the Collateral Agent prompt written notice of any change in (i) any Credit Party's corporate name or any trade name used to identify it in the conduct of its business or any Credit Party's chief executive office, its principal place of business, or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (ii) any Credit Party's identity or corporate structure (including, without limitation, its jurisdiction of organization) or (iii) any Credit Party's Federal Taxpayer Identification Number.

            (b) Each year during a Collateral Period or a Low Investment Grade Period, at the time annual financial statements with respect to the preceding fiscal year are delivered pursuant to Section 5.01(a), the Company will deliver to the Agent and the Collateral Agent a certificate of an Executive Officer setting forth the information required pursuant to Section A of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Amendment No. 2 Effective Date or the date of the most recent certificate delivered pursuant to this subsection.

            SECTION 5.04. Existence; Conduct of Business. Each of the Company and its Material Subsidiaries will preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names necessary or desirable to the normal conduct of the business of the Company and its Subsidiaries, taken as a whole; provided that the foregoing shall not prohibit any amalgamation, merger, consolidation, liquidation or dissolution permitted under Section 5.11 or, in the case of Subsidiaries, undertaken in connection with Investments permitted under
      Section 5.12 structured as amalgamations, mergers or consolidations or to facilitate intercompany reorganizations that do not materially adversely affect the ability of the Company to perform its obligations under this Agreement.

            SECTION 5.05. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Company for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

            SECTION 5.06. Maintenance of Properties; Payment of Obligations. Each of the Company and its Material Subsidiaries will maintain all property material to the conduct of the business of the Company and its Subsidiaries, taken as a whole, in good working order and condition, ordinary wear and tear excepted. The Company will, and will cause each of its Subsidiaries to, pay its obligations, including tax obligations, that, if not paid, could result in a Material Adverse Effect, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with

      GAAP, and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

            SECTION 5.07. Insurance. (a) The Company will, and will cause each of its Material Subsidiaries to, maintain, with reputable insurance carriers, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar business, owning similar properties, and located in the same general areas in which the Company or such Material Subsidiary, as the case may be, operates, provided that insurance coverage against terrorist acts shall be required only so long as such coverage is available on commercially reasonable terms. It is understood that the insurance policies maintained by the Company and its Material Subsidiaries on the date hereof shall be deemed adequate for purposes of this subsection.

            (b) In addition, during the Collateral Period, any casualty insurance covering the Collateral shall (w) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (x) name the Collateral Agent as insured party or loss payee with respect to its interest, as applicable (provided that so long as no Event of Default has occurred and is continuing the Collateral Agent shall make such proceeds available to the Company for the repair, reconstruction or replacement of the damaged property), (y) if reasonably requested by the Collateral Agent, include a breach of warranty clause and (z) be reasonably satisfactory in all other respects to the Collateral Agent.

            SECTION 5.08. Proper Records; Rights to Inspect. Each of the Company and NNI will record, summarize and report all financial information in accordance with GAAP, which information will include information on such Person's Subsidiaries prepared on a consolidated basis. Each Credit Party will permit any representatives designated by the Agent or any Bank, upon reasonable prior notice, to visit and inspect its properties (including, without limitation, the Collateral during a Collateral Period), to examine and make extracts from its books and records, and to discuss its affairs, finances and condition and the Collateral with any officers designated for such purpose by an Executive Officer and (after reasonable prior notice to the Company and subject to the right of such designated officers to be present during such discussions) independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested; provided that unless an Event of Default has occurred and is continuing, each of the Agent and the Banks may take such actions only once during each fiscal quarter of the Company.

            SECTION 5.09. Debt. Neither the Company nor any Material Subsidiary will create, incur, assume or permit to exist any Debt, except:

            (i) Debt created under the Loan Documents;

            (ii) Debt existing or committed on the date hereof and listed in
      Schedule 5.09 hereto or specifically identified as relating to Schedule
      5.09 hereto in the Disclosure Materials and extensions, renewals, replacements and refinancings of any such Debt that do not increase the outstanding principal or committed amount thereof;

            (iii) Debt of the Company to any Subsidiary and Debt of any Material Subsidiary to the Company or any other Subsidiary;

            (iv) Debt of the Company or any Subsidiary to NNC or any Subsidiary of NNC (other than the Company and its Subsidiaries), provided that such Debt is not secured by any assets of the Company or any of its Subsidiaries and is subordinate in right of payment to the Notes on terms and conditions no less favorable to the Banks than those set forth in Exhibit H hereto;

            (v) Guarantees by the Company of Debt of any Material Subsidiary or of NNC or any Subsidiary of NNC (other than the Company and its Subsidiaries) and Guarantees by any Material Subsidiary of Debt of the Company or any other Material Subsidiary; provided that Guarantees by the Company of Debt of NNC or any Subsidiary of NNC (other than the Company and its Subsidiaries) shall be subject to Section 5.12(j);

            (vi) Debt of the Company or any Material Subsidiary as an account party in respect of trade or performance letters of credit issued to support obligations entered into in the ordinary course of business;

            (vii) Debt of the Company or any Material Subsidiary secured by accounts receivable, or rights in respect thereof or incurred pursuant to any receivables securitization (including, if applicable, any net investment amounts); provided that the aggregate principal amount thereof outstanding, together with the aggregate amount of outstanding accounts receivable or rights in respect thereof that have been transferred, sold or disposed of, shall not at any time exceed $750,000,000;

            (viii) Guarantees in respect of vendor financings and related securitizations entered into in the ordinary course of business;

            (ix) obligations under "take-or-pay" or minimum purchase contracts existing on the Amendment No. 2 Effective Date and disclosed in the Disclosure Materials, to the extent constituting Guarantees of Debt of the other parties;

            (x) other unsecured Debt of the Company and NNI in an aggregate principal amount not exceeding $1,000,000,000, less the amount of Guarantees permitted pursuant to clause (viii) above, at any time outstanding;

            (xi) other secured Debt of the Company and NNI and Debt of any other Material Subsidiary in an aggregate principal amount which, when added to the aggregate market value of collateral securing obligations under Hedging Agreements pursuant to Section 5.10(vi), does not exceed $500,000,000; provided that the aggregate outstanding principal amount of Debt of Material Subsidiaries permitted by this clause shall not exceed $217,000,000 at any time; and

            (xii) Debt not otherwise permitted hereunder, the issuance of which constitutes a Capital Markets Event.

            SECTION 5.10. Liens. Neither the Company nor any Material Subsidiary will create or permit to exist any Lien on any property now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

            (i) Transaction Liens;

            (ii) Permitted Liens;

            (iii) any Lien on any property of the Company or any Subsidiary existing on the date hereof, including, without limitation, those Liens listed in Schedule 5.10 hereto; provided that (A) such Lien shall not apply to any other property of the Company or any Subsidiary and (B) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals, replacements and refinancings thereof that do not increase the outstanding principal amount thereof;

            (iv) Liens incurred pursuant to sale and leaseback transactions permitted by Section 5.14;

            (v) Liens on accounts receivable, and rights in respect thereof, securing Debt permitted by clause (vii) of Section 5.09, and transfers, assignments and dispositions of accounts receivable and rights in respect thereof; provided that the aggregate principal amount of any Debt outstanding secured by such Liens, together with the aggregate amount of outstanding accounts receivable or rights in respect thereof that have been transferred, sold or disposed of pursuant to this clause, shall not at any time exceed $750,000,000.

            (vi) Liens on cash, cash equivalents and Permitted Investments securing obligations under Hedging Agreements; provided that the sum of the aggregate market value of cash, cash equivalents and Permitted Investments securing such Hedging Agreement obligations and Debt outstanding pursuant to Section 5.09(xi) shall not at any time exceed $500,000,000;

            (vii) Liens securing secured Debt permitted pursuant to Section 5.09(xi) or (xii); and

            (viii) Liens securing obligations not constituting Debt in an aggregate amount which shall not at any time exceed $10,000,000.

            SECTION 5.11. Fundamental Changes. (a) Neither the Company nor any Material Subsidiary will amalgamate, merge or consolidate with or into any other Person, or liquidate or dissolve, or permit any other Person to amalgamate, merge or consolidate with or into it, provided that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary may amalgamate, merge or consolidate with or into the Company in a transaction in which the Company (which shall include the successor of any amalgamation of the Company and any Subsidiary) is the surviving or resulting corporation,
      (ii) the Company may amalgamate with NNC, (iii) any Subsidiary may amalgamate, merge or consolidate with or into any Subsidiary in a transaction in which the surviving or resulting entity is a Subsidiary and (if any party to such transaction is a Subsidiary Guarantor or a Lien Grantor) is a Subsidiary Guarantor or Lien Grantor, as the case may be, and (iv) any Subsidiary (except NNI) may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and would not materially and adversely affect the ability of the Company to perform its obligations under this Agreement; provided that, if any such transaction involves a Person that is not a wholly owned Subsidiary immediately before such transaction, such transaction shall not be permitted unless also permitted by Section 5.12. It is understood that an asset sale permitted by Section
      5.13 which is effected through an amalgamation, merger or consolidation shall not contravene this Section 5.11.

            (b) Neither the Company nor any Material Subsidiary will engage to any material extent in any business except businesses of the types conducted by the Company and its Subsidiaries on the date of this Agreement and businesses reasonably related thereto.

            SECTION 5.12. Investments, Loans, Advances, Guarantees and Acquisitions. Neither the Company nor any Material Subsidiary will purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary before such merger) any Equity Interest in or evidence of indebtedness or other security (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loan or advance to, Guarantee any obligation of, or make or permit to exist any investment or other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (all of the foregoing collectively referred to as "Investments"), except:

            (a) Permitted Investments;

            (b) Investments existing on the date hereof or under consideration on the Closing Date or the Amendment No. 2 Effective Date and the possibility of which was disclosed in the Disclosure Materials;

            (c) intercompany Investments made in the ordinary course of business or to facilitate intercompany reorganizations of businesses or properties by the Company in any Subsidiary or by any Material Subsidiary in the Company or any other Material Subsidiary;

            (d) loans from the Company or any Subsidiary to NNC or a Subsidiary of NNC (other than the Company or any of its Subsidiaries) in an amount not exceeding, and for the purpose of funding, the payment of interest on the NNC 4.25% Convertible Senior Notes Due 2008;

            (e) Guarantees constituting Debt permitted by Section 5.09;

            (f) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

            (g) Investments constituting vendor financings and related securitizations in respect thereof entered into in the ordinary course of business;

            (h) warrants received from, and minority equity Investments in, customers of and vendors to the Company and its Subsidiaries so long as no cash is expended by the Company or any of its Subsidiaries to purchase any of the foregoing;

            (i) loans and advances to officers and employees of the Company and its Subsidiaries in the ordinary course of business;

            (j) loans or advances made by the Company or any Subsidiary to, or Guarantees by the Company or any Subsidiary of Debt of, NNC or any Subsidiary of NNC (other than the Company and its Subsidiaries); provided that the aggregate principal amount of such loans, advances and Guarantees outstanding at any time shall not exceed the aggregate principal amount of Debt permitted pursuant to Section 5.09(iv) by more than $250,000,000, and shall not in any event exceed $750,000,000;

            (k) Investments in new Subsidiaries to facilitate the Company's operations or intercompany reorganization;

            (l) Guarantees not constituting Debt made in the ordinary course of business or pursuant to performance guarantees or similar instruments;

            (m) Investments funded through the issuance of Equity Interests in the Company, if it has amalgamated with NNC; and

            (n) in addition to Investments otherwise expressly permitted by this Section, Investments by the Company or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed $400,000,000; provided that for the purpose of determining at any time the utilization of such amount by Investments constituting Guarantees, the amount of utilization shall equal the sum of the amount (determined in accordance with the definition of "Guarantee") of then outstanding Guarantees plus the amount actually funded after the date hereof in connection with Guarantees made pursuant to this clause (n).

            SECTION 5.13. Asset Sales. Neither the Company nor any Material Subsidiary will sell, transfer, lease or otherwise dispose of any property, including any Equity Interest owned by it, nor will any Material Subsidiary issue any additional Equity Interest in such Material Subsidiary, except:

            (a) sales of inventory, used or surplus equipment and Permitted Investments and sales, assignments or licenses (or abandonments) of intellectual property or technology, all in the ordinary course of business;

            (b) sales, transfers and other dispositions to the Company or a Subsidiary; provided that any such sales, transfers or dispositions to a Subsidiary that is not a Material Subsidiary shall be at prices not less favorable than could be obtained on an arm's-length basis from unrelated third parties, it being understood that prices determined in accordance with the Company's policies and relevant tax or regulatory requirements as customarily applied by the Company will be deemed to be on arms' length basis;

            (c) sales, transfers and other dispositions under consideration on the Closing Date or on the Amendment No. 2 Effective Date and the possibility of which was disclosed in the Disclosure Materials;

            (d) sale and leaseback transactions permitted by Section 5.14 and sales of accounts receivable or rights in respect thereof permitted by
      Section 5.10;

            (e) (i) easements or other similar covenant agreements that relate to and/or benefit the operation of the property of the Company or any Subsidiary, do not materially or adversely affect the use and operation of the same and are granted in the ordinary course of business within reasonable commercial standards and (ii) leases or subleases pursuant to arm's-length transactions;

            (f) sales, transfers or other dispositions of assets or property (including Debt, Equity Interests or rights thereto) acquired or made pursuant to vendor financings permitted under Section 5.12; and

            (g) sales, transfers and other dispositions of assets that are not permitted by any other clause of this Section, the proceeds of which give rise to a reduction pursuant to Section 2.09(b) or a prepayment pursuant to Section 2.11(b) or (c);

      provided that all sales, transfers, leases and other dispositions permitted by this Section (except those permitted by clause (b) above) shall be made for fair value as determined by the Company or as necessary to comply with relevant tax or regulatory requirements as customarily applied by the Company. In applying the provisions of this Section 5.13 and Sections 5.12 and 5.15 to any reorganization of any existing Investment of the Company or any Subsidiary, only the net effect of such reorganization, after all intermediate steps have been completed, shall be considered.

            SECTION 5.14. Sale and Leaseback Transactions. Neither the Company nor any Material Subsidiary will enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for (i) any such arrangement specified in the Disclosure Materials as relating to this Section and (ii) other sales of fixed or capital assets made for consideration (x) in an aggregate amount not to exceed $400,000,000 and (y) not less than the fair value of such fixed or capital assets.

            SECTION 5.15. Restricted Payments; Certain Other Payments. (a) Neither the Company nor any Material Subsidiary will declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as (x) no Event of Default under Section 6.01(a) shall have occurred and be continuing at such time (either before or after giving effect thereto) and (y) solely if at such time any Loans are outstanding, after giving effect thereto the Company shall be in compliance with the provisions of Section 5.16, (i) the Company may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (ii) the Company may make Restricted Payments to any Material Subsidiary and any Material Subsidiary may make Restricted Payments to the Company or any other Material Subsidiary, (iii) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries, (iv) the Company may declare and pay dividends with respect to any series of its preferred shares, (v) the Company may declare and pay cash dividends in an amount not exceeding, and for the purpose of funding, dividends payable with respect to preferred stock or other preferred Equity Interests properly classified as equity under GAAP issued by NNC, 90% of the cumulative net proceeds of which have been contributed as equity to the Company, (vi) the Company may declare and pay cash dividends in an amount not exceeding, and for the purpose of funding, the interest payable with respect to the NNC 4.25% Convertible Senior Notes Due 2008, (vii) the Company or a Material Subsidiary may make Restricted Payments under consideration on the Closing Date or the Amendment No. 2 Effective Date and the possibility of which was disclosed in the Disclosure Materials, and (viii) the Company and any Material Subsidiary may make payments to NNC pursuant to arrangements directly or indirectly to compensate employees of the Company or any Material Subsidiary, provided that such payments to NNC are immediately invested in the Company or a Material Subsidiary.

            (b) The Company will not enter into or be party to, or make any payment under, any Synthetic Purchase Agreement.

            SECTION 5.16. Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will at no time be less than $1,880,000,000.

                  SECTION 5.17. Minimum Consolidated EBITDA. Consolidated EBITDA for any period set forth below shall not be less than the amount set forth below opposite such period:

                                                               Minimum
                                                            Consolidated
                       Period                                  EBITDA
                       ------                                  ------

         January 1, 2002-March 31, 2002                    ($500,000,000)
         January 1, 2002-June 30, 2002                     ($650,000,000)
         January 1, 2002-September 30, 2002                ($700,000,000)
         January 1, 2002-December 31, 2002                 ($350,000,000)
         April 1, 2002-March 31, 2003                         $50,000,000
         July 1, 2002-June 30, 2003                          $300,000,000
         October 1, 2002-September 30, 2003                  $350,000,000

         SECTION 5.18. Additional Subsidiaries. If any additional Subsidiary is formed or acquired after the Amendment No. 2 Effective Date, the Company will, within three Domestic Business Days after such Subsidiary is formed or acquired, notify the Agent and the Banks thereof. If such additional Subsidiary is formed or acquired after the date of delivery of the relevant Security Document pursuant to Section 5.19 and is a Material Subsidiary, or if any Subsidiary becomes a Material Subsidiary as a result of a modification to Annex B, then (i) if such Subsidiary is (1) a Subsidiary of NNI, and (2) not a U.S. Subsidiary, the Company will cause any Equity Interest in such Material Subsidiary owned by NNI or any Subsidiary of NNI that is a U.S. Subsidiary to be added to the Collateral subject to the NNI Foreign Pledge Agreement, subject to the limitations set forth therein (or, at the option of the Company, deliver a Foreign Subsidiary Guarantee, whereupon such Material Subsidiary will become a "Subsidiary Guarantor" for purposes of the Loan Documents), (ii) if such Subsidiary is (1) a Subsidiary of the Company, (2) not a Subsidiary of NNI and
(3) not a U.S. Subsidiary, cause any Equity Interest in such Material Subsidiary owned by the Company or any Subsidiary (other than NNI or any of its Subsidiaries) to be added to the Collateral subject to the NNL Foreign Pledge Agreement, subject to the limitations set forth therein (or, at the option of the Company, deliver a Foreign Subsidiary Guarantee, whereupon such Material Subsidiary will become a "Subsidiary Guarantor" for purposes of the Loan Documents), (iii) if such Subsidiary is (1) a Subsidiary of NNI, and (2) a U.S. Subsidiary, the Company will cause any Equity Interest in such Material Subsidiary owned by NNI or any Subsidiary of NNI to be added to the Collateral subject to the U.S. Security Agreement, subject to the limitations set forth therein, and (iv) if such Material Subsidiary is organized under the laws of a jurisdiction in the United States or Canada and is not prohibited by applicable law or regulation from securing the Company's obligations hereunder, the Company shall promptly cause the Collateral and Guarantee Requirement to be satisfied with respect to such Material Subsidiary (including by causing such Material Subsidiary to become a party to the Security Agreement), whereupon such Material Subsidiary will become a "Lien Grantor" for purposes of the Loan Documents; provided that the Collateral and Guarantee Requirement as the same relates to such Lien Grantor's Mortgaged Property or Leasehold Mortgaged Property shall be deemed satisfied if such Lien Grantor complies with the requirements of Section 5.19(h).

         SECTION 5.19. Escrowed Security Documents; Further Assurances. (a) The parties hereto acknowledge and agree (and the Company represents and warrants) that on or prior to the Amendment No. 2 Effective Date the Company has delivered to the Collateral Agent a form of U.S. Security Agreement and a form of Mortgage to be used with respect to Real Property located in the United States.

          (b) The parties hereto acknowledge and agree that (i) the Company will use diligent efforts to deliver to the Collateral Agent, within twenty (20) days of the Amendment No. 2 Effective Date, copies of the Leases and all amendments thereto for the properties identified as Leased Properties on Annex C (Part II) hereto for review, following which the Collateral Agent or its counsel will promptly designate those properties with respect to which Leasehold Mortgages are required to be delivered (subject to landlord consent, if necessary), (ii) within sixty (60) days of the Amendment No. 2 Effective Date, the Company shall deliver to the Collateral Agent the Mortgages, each substantially in the form attached to the Security Agreement, with such changes that are necessary or appropriate to comply with local laws or conventions and (iii) the Company shall use commercially reasonable efforts during such 60-day period (not to include the payment of a material sum of money, incurrence of any additional material obligations, or surrender, waiver or forfeiture of any material rights) to obtain the consent of any necessary party, including landlords, to the execution and delivery of the Mortgages. If the consent of a landlord is required and such landlord does not grant the Company's request for consent (and evidence of such request and failure to grant is delivered to the Collateral Agent), no Mortgage of such leasehold interest shall be required. All of the Mortgages delivered pursuant to this subsection (b) shall be delivered in escrow until the first day of a Collateral Period.

          (c) The parties hereto acknowledge and agree that no later than January 15, 2002 the Company will cause NNI and each U.S. Subsidiary of the Company (other than NNI) or NNI to deliver to the Collateral Agent (1) a duly executed U.S. Pledge and Security Agreement substantially in the form of the draft dated the Amendment No. 2 Effective Date, with such changes thereto as the Collateral

Agent shall have approved in its discretion (the "U.S. SECURITY AGREEMENT"), (2) a duly completed Perfection Certificate (as defined in the U.S. Security Agreement), (3) duly executed Copyright Security Agreements, Patent Security Agreements, Trademark Security Agreements and Issuer Control Agreements, each as defined in and to the extent required by the U.S. Security Agreement, (4) certificates or other instruments representing Equity Interests in any Material Subsidiary outstanding as of such date, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, to the extent required by the U.S. Security Agreement, and (5) duly executed UCC-1 financing statements, each in a form necessary to be filed in the filing office indicated thereon. All of the documents delivered pursuant to this subsection (c) shall be delivered in escrow until the first day of a Collateral Period.

          (d) The parties hereto acknowledge and agree that no later than January 31, 2002 the Company will, and will cause each of its Canadian Subsidiaries, to deliver to the Collateral Agent (1) a duly executed Canadian Security Agreement in form and substance reasonably satisfactory to the Collateral Agent (the "CANADIAN SECURITY AGREEMENT") pursuant to which the Company and each Canadian Subsidiary will grant a security interest in substantially all of their respective assets (other than Real Property and Equity Interests in Subsidiaries) located in Canada (subject to such exceptions as shall be consistent with the exceptions set forth in the U.S. Security Agreement with respect to the Collateral covered thereby), other than in Quebec,
(2) with respect to all personal property located in Quebec, a duly executed hypothec substantially in the form contemplated by the Canadian Security Agreement, and (3) duly executed financing statements each in a form necessary to be filed in the filing office indicated thereon. All of the documents delivered pursuant to this subsection (d) shall be delivered in escrow until the first day of a Collateral Period.

          (e) The parties hereto acknowledge and agree that no later than February 28, 2002:

              (i) the Company will cause NNI to (1) deliver to the Collateral Agent a duly executed NNI Foreign Pledge Agreement, in form and substance reasonably satisfactory to the Collateral Agent (the "NNI FOREIGN PLEDGE AGREEMENT"), pursuant to which NNI will pledge all Equity Interests of any Subsidiary of NNI that is a Material Subsidiary and is not a U.S. Subsidiary and which Equity Interests are held directly by NNI; provided that NNI will not be required to pledge the Equity Interests of any such Subsidiary to the extent Equity Interests of any such Subsidiary representing more than 66% of all voting power of all Equity Interests in such Subsidiary would be subject to such pledge (and it being understood that no Subsidiary of NNI that is not a U.S. Subsidiary will be required to pledge any of its assets, including without limitation any Equity Interests held by such Subsidiary) and provided further that, at the option of the Company, in lieu of pledging the Equity Interests of any such Material Subsidiary, such Material Subsidiary may enter into a Foreign Subsidiary Guarantee, (2) deliver to the Collateral Agent such certificates or other instruments representing Equity Interests pledged pursuant to the NNI Foreign Pledge Agreement, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, to the extent required by the NNI Foreign Pledge Agreement and (3) take such other actions as shall be necessary or advisable, or as the Collateral Agent shall reasonably request, in order to perfect a security interest in any Equity Interests pledged pursuant to the NNI Foreign Pledge Agreement under the laws of the jurisdiction of incorporation of the issuer thereof (including without limitation executing and delivering pledge agreements governed by, and containing such terms as are customary under, such laws) or in order to ensure the validity and enforceability of any Foreign Subsidiary Guarantee under the laws of the jurisdiction of incorporation of the relevant guarantor;

              (ii) the Company will, and will cause its Subsidiaries (other than NNI or any of its Subsidiaries) to (1) deliver to the Collateral Agent a duly executed NNL Foreign Pledge Agreement, in form and substance reasonably satisfactory to the Collateral Agent (the "NNL FOREIGN PLEDGE AGREEMENT") pursuant to which the Company and its Subsidiaries (other than NNI or any of its Subsidiaries) shall pledge all Equity Interests in any Material Subsidiary (other than any Material Subsidiary that is a Subsidiary of NNI) held by each of them; provided that, at the option of the Company, in lieu of pledging the Equity Interests of any Material Subsidiary, such Material Subsidiary may enter into a Foreign Subsidiary Guarantee, (2) deliver to the Collateral Agent such certificates or other instruments representing Equity Interests pledged pursuant to the NNL Foreign Pledge Agreement, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, to the extent required by the NNL Foreign Pledge Agreement and (3) take such other actions as shall be necessary or advisable, or as the Collateral Agent shall reasonably request, in order to perfect a security interest in any Equity Interests pledged pursuant to the NNL Foreign Pledge Agreement under the laws of the jurisdiction of incorporation of the issuer thereof (including without limitation executing and delivering pledge agreements governed by, and containing such terms as are customary under, such laws) or in order to ensure the validity and enforceability of any Foreign Subsidiary Guarantee under the laws of the jurisdiction of incorporation of the relevant guarantor; and

              (iii) the Company will, and will cause each of its Subsidiaries that is a party to any Security Document to, deliver to the Collateral Agent such closing documents as are customarily delivered in transactions of this type, including secretary's certificates, certificates of good standing and opinions of counsel with respect to perfection and attachment of security and insurance certificates each in form and substance reasonably satisfactory to the Collateral Agent.

         All of the documents delivered pursuant to this subsection (e) shall be delivered in escrow until the first day of a Collateral Period.

          (f) The parties hereto acknowledge and agree that no later than March 31, 2002, the Company will cause NNI and each U.S. Subsidiary of NNI to deliver to the Collateral Agent duly executed Deposit Control Agreements, Issuer Control Agreements and Securities Account Control Agreements, each as defined in the U.S. Security Agreement, with respect to the account or accounts agreed upon between the Company and the Collateral Agent on or prior to such date. All of the documents delivered pursuant to this subsection (f) shall be delivered in escrow until the first day of a Collateral Period.

          (g) The Company agrees that on the first day of a Collateral Period the Collateral Agent, without further action on the part of the Company or any other Credit Party or any other Person, shall be authorized to (and the Collateral Agent agrees that on such day it shall), (i) release all Escrowed Security Documents and (ii) file, register or record any Escrowed Security Documents in order to effect the execution and delivery thereof or the perfection, registration or recordation of any Liens created under any Security Document.

          (h) During the Collateral Period, each Lien Grantor will execute and deliver any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings mortgages, deeds of trust and other documents), that may be required under any applicable law, or that the Collateral Agent or the Required Banks may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the Company's expense. The Company will provide to the Agent and the Collateral Agent, from time to time upon request, evidence reasonably satisfactory to the Agent and the Collateral Agent as to the perfection and priority of the Transaction Liens created or intended to be created by the Security Documents.

          (i) If any assets (including any real property or improvements thereto or any interest therein) with a value of at least $5,000,000 (as reasonably determined by the Company) are acquired by any Lien Grantor after the Amendment No. 2 Effective Date (other than assets constituting Collateral that become subject to Transaction Liens upon acquisition thereof), the Company will notify the Agent, the Collateral Agent and the Banks thereof, and, if requested by the Agent or the Required Banks during a Collateral Period, will cause such assets to be subjected to a Transaction Lien securing the Secured Obligations (reasonably structured for any jurisdiction imposing mortgage recording or similar taxes) and will take, or cause the relevant Lien Grantor to take, such actions as shall be necessary or reasonably requested by the Collateral Agent to grant and perfect or record such Transaction Lien, including actions described in Section 5.08(a), all at the Company's expense. For the purpose of this Section 5.19(e), the Company will cause to be delivered to the Collateral Agent Mortgages on real property acquired by it or any Material Subsidiary to the extent such owned real property has a fair market value of $5,000,000 or more and real property leased by it or any Material Subsidiary pursuant to a new lease for manufacturing, distribution or research and development space or office space (excluding, however, any lease of property sold by a Material Subsidiary and leased back by such Subsidiary which is permitted pursuant to Section 5.14) to the extent the term of any such lease is in excess of five years and the annual base rental exceeds $1,000,000 and is otherwise reasonably requested by the Agent, provided that if the consent of a landlord is required to be obtained in connection with any such leasehold mortgage, the Company shall use commercially reasonable efforts during the 60-day period commencing on the date of the Collateral Agent's request therefor (such efforts not to include the payment of a material sum of money, incurrence of any additional material obligations, or surrender, waiver or forfeiture of any material rights) to obtain such consent. If the consent of a landlord is required and such landlord does not grant the Company's request for consent (and evidence of such request and failure to grant is delivered to the Collateral Agent), no Mortgage of such leasehold interest shall be required.

          (j) For purposes of this Section 5.19, the following terms have the following meanings:

         "CANADIAN SUBSIDIARY" means, with respect to any Person, any Subsidiary (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of Canada or any province therein, or conducting substantially all its operations in Canada or any province therein.

         "ESCROWED SECURITY DOCUMENTS" means the U.S. Security Agreement, the Canadian Security Agreement, the NNI Foreign Pledge Agreement, the NNL Foreign Pledge Agreement, each Foreign Subsidiary Guarantee, each Mortgage and each other document or instrument delivered pursuant to subsections (b), (c), (d),
(e) or (f) of this Section 5.19 (but only if delivered prior to the first day of a Collateral Period).

         "FOREIGN SUBSIDIARY GUARANTEE" means a guarantee in form and substance reasonably satisfactory to the Collateral Agent pursuant to which a Material Subsidiary shall have guaranteed the obligations of the Company under the Loan Documents.

         "U.S. SUBSIDIARY" means, with respect to any Person, any Subsidiary (which may be a corporation, limited liability company, partnership or other legal entity) organized under the laws of the United States or any state therein.

         SECTION 5.20. Most Favored Lender. The Company will not and will not permit any Subsidiary to agree to any amendment, waiver, consent, modification, refunding, refinancing or replacement of any Restricted Agreement, with terms the effect of which is to (i) include a Covenant which imposes a restriction, limitation or obligation in favor of another lender not imposed in favor of the Banks by this Agreement, (ii) revise or alter any Covenant contained therein the effect of which is to impose a restriction, limitation or obligation in favor of another lender not imposed in favor of the Banks by this Agreement, (iii) provide collateral, a guaranty or other credit support to the lenders under such Restricted Agreement, or (iv) increase interest rates or fees payable to all lenders under such Restricted Agreement to levels which exceed those set forth in this Agreement, unless the Company or such Subsidiary concurrently (x) notifies the Banks and the Agent thereof and (y) incorporates herein such additional, altered or revised Covenant, provides such collateral, guaranty or other credit support ratably to the Banks, or increases interest rates or fees correspondingly under this Agreement, as the case may be. If the Agent at the time so elects by notice to the Company and the Banks, the incorporation of each such additional or revised Covenant or, to the extent practicable, provision of such collateral, guaranty or other credit support or pricing increase shall be deemed to occur automatically without any further action or the execution of any additional document by any of the parties to this Agreement. If the Agent does not elect to effect such an automatic incorporation or provision of collateral, guaranty or other credit support or pricing increase, the Agent shall promptly tender to the Company for execution by it an amendment (executed by the Agent) incorporating such additional or revised Covenant or provision of collateral, guaranty or other credit support or pricing increase and shall promptly deliver a copy of such amendment to the Banks. For purposes of this Section 5.20, "COVENANT" means any covenant (whether expressed as a covenant, event of default or other agreement) contained therein, and "RESTRICTED AGREEMENT" means any of the Credit Agreements other than this Agreement.

         SECTION 14. Amendment of Section 6.01(b) of the Agreement. Section 6.01(b) of the Agreement is amended to read in its entirety as follows:

         (b) the Company shall fail to observe or perform any covenant contained in Sections 5.02, 5.04 (with respect to the existence of the Company or NNI),
5.05 or 5.09 through 5.17;

         SECTION 15. Amendment of Section 6.01(e) of the Agreement. Section 6.01(e) of the Agreement is amended to read in its entirety as follows:

         (e) (i) the Company or any Subsidiary shall fail to make a payment or payments (whether of principal or interest and regardless of amount) in respect of Material Debt when the same shall become due, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise and such failure shall continue beyond any applicable grace period; or (ii) any event or condition occurs that results in Material Debt becoming due before its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of Material Debt or any trustee or agent on its or their behalf to cause Material Debt to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, before its scheduled maturity; provided that this clause (ii) shall not apply to secured Debt that becomes due as a result of a voluntary sale or transfer of the property securing such Debt;

         SECTION 16. Amendment of Section 6.01(h) of the Agreement. Section 6.01(h) of the Agreement is amended to read in its entirety as follows:

         (h) judgments or orders for the payment of money in excess of $100,000,000 shall be rendered against the Company or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days, or a judgment creditor shall attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment;

         SECTION 17. Further Amendments of Section 6.01 of the Agreement.
Section 6.01 is further amended by replacing "hereunder" in clause (a) with "under the Loan Documents", by replacing "this Agreement" each place it appears with "the Loan Documents", and by adding the following clauses (j), (k) and (l) immediately following clause (i):

         (j) any Lien purported to be created under any Security Document relating to one or more items of Collateral with an aggregate value determined by the Collateral Agent in its sole discretion (which determination may be based solely upon information furnished by the Company or the Collateral Agent) to exceed $5,000,000 shall cease to be, or shall be asserted by any Credit Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of a sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Collateral Agent's failure to maintain possession of any stock certificates, promissory notes or other documents delivered to it under the Security Agreement;

         (k) (i) any Subsidiary Guarantor's Guarantee under its Foreign Subsidiary Guarantee shall at any time fail to constitute a valid and binding agreement of such Subsidiary Guarantor or any party shall so assert in writing or (ii) the Guarantee by NNI under the U.S. Security Agreement shall at any time fail to constitute a valid and binding agreement of NNI or any party shall so assert in writing;

         (l) an ERISA Event or a Funding Failure shall have occurred that, in the opinion of the Required Banks, when taken together with all other ERISA Events and Funding Failures that have occurred, could reasonably be expected to result in a Material Adverse Effect;

         SECTION 18. Amendment of Section 9.05 of the Agreement. Section 9.05 of the Agreement is amended to change "(iv)" to "(v)", and to add the following clause (iv) before "or" at the end of clause (iii) thereof:

         (iv) change the ratings set forth in the definition of "Collateral Period" or release all or any substantial part of the Collateral from the Transaction Liens

         SECTION 19. Amendment of Pricing Schedule. Annex A to the Agreement is amended and restated to read as set forth in the attached Annex A.

         SECTION 20.  Governing Law.   This Amended and Restated Credit
Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 21. Additional Bank. Canadian Imperial Bank of Commerce hereby becomes a party to the Agreement as amended hereby and a "Bank" for all purposes thereof, entitled to all rights and subject to all duties and obligations of a "Bank" thereunder. The aggregate amount of the Commitments under the Agreement as amended hereby is $660,000,000, and each Bank's Commitment under the Agreement as amended hereby is the amount set forth opposite its name on the signature pages hereof.

         SECTION 22. Counterparts; Effectiveness. This Amended and Restated Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date hereof on the date when the Agent shall have received (i) duly executed counterparts hereof signed by the Company and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), (ii) from the Company for the account of each Bank, an amendment fee equal to 0.25% of such Bank's Commitment as in effect immediately after giving effect to this Amended and Restated Credit Agreement, and (iii) one or more opinions of counsel to the Company substantially to the effect set forth in Exhibit E to the Agreement with respect to this Amended and Restated Credit Agreement and the Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                                       NORTEL NETWORKS LIMITED


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:



                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                      BANKS

COMMITMENT
$75,000,000                            JPMORGAN CHASE BANK, formerly known
                                          as THE CHASE MANHATTAN BANK,
                                          TORONTO BRANCH


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


$75,000,000                            CREDIT SUISSE FIRST BOSTON


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


$75,000,000                            CITIBANK CANADA


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

$150,000,000                           ROYAL BANK OF CANADA


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


$75,000,000                            ABN AMRO BANK CANADA


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


$75,000,000                            SOCIETE GENERALE (CANADA)


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

$60,000,000                            DEUTSCHE BANK AG, CANADA BRANCH


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


$75,000,000                            CANADIAN IMPERIAL BANK OF
                                             COMMERCE

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                      ANNEX A - PRICING SCHEDULE


                                PRICING SCHEDULE

         Each of "EURO-DOLLAR MARGIN" and "FACILITY FEE RATE" means, for any date, the rate per annum set forth below in the row opposite such term and in the column corresponding to the "PRICING LEVEL" that applies at such date:

                                                                    Level I    Level II   Level III  Level IV   Level V   Level VI
Euro-Dollar
Margin:
   Utilization Less Than or Equal to 33.3%                          0.775%      1.00%      1.20%      1.50%      1.625%     1.75%
   Utilization Greater Than 33.3% but Less Than or Equal to 66.6%    0.90%     1.125%     1.325%     1.625%       1.75%    1.875%
   Utilization Greater Than 66.66%                                   1.15%     1.375%     1.575%     1.875%       2.00%    2.125%
Facility Fee Rate                                                    0.10%     0.125%     0.175%      0.25%      0.375%     0.50%

         For purposes of this Schedule, the following terms have the following meanings:

         "LEVEL I PRICING" applies at any date if, at such date, the Company's long- term debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody's, except as provided below under "Split Rating".

         "LEVEL II PRICING" applies at any date if, at such date, (i) the Company's long-term debt is rated BBB or higher by S&P or Baa2 or higher by Moody's, and (ii) Level I Pricing does not apply, except as provided below under "Split Rating".

         "LEVEL III PRICING" applies at any date if, at such date, (i) the Company's long-term debt is rated BBB- or higher by S&P or Baa3 or higher by Moody's and (ii) neither Level I Pricing nor Level II Pricing applies, except as provided below under "Split Rating".

         "LEVEL IV PRICING" applies at any date if, at such date, (i) the Company's long-term debt is rated BB+ or higher by S&P and Ba1 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing or Level III Pricing applies, except as provided below under "Split Rating".

         "LEVEL V PRICING" applies at any date if, at such date, (i) the Company's long-term debt is rated BB or higher by S&P and Ba2 or higher by Moody's and (ii) none of Level I Pricing, Level II Pricing, Level III Pricing or Level IV applies, except as provided below under "Split Rating".

         "LEVEL VI PRICING" applies at any date if, at such date, none of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies.

         "MOODY'S" means Moody's Investors Service, Inc.

         "PRICING LEVEL" refers to the determination of which of Level I, Level II Level III, Level IV, Level V or Level VI applies at any date.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "UTILIZATION" means, on any day, the percentage equivalent of a fraction, (i) the numerator of which is the aggregate outstanding principal amount of the Loans on such day, after giving effect to any borrowing or payment on such day, and (ii) the denominator of which is the aggregate amount of the Commitments on such day, after giving effect to any reduction of the Commitments on such day; provided that for any Euro-Dollar Loan included in a Borrowing made pursuant to Section 2.01(b), Utilization will be deemed to exceed 66.6%.

         "SPLIT RATING" applies if the Company has a split rating and the ratings differential is two levels or more, in which case the ratings at midpoint will apply. If there is no midpoint rating, the higher of the two intermediate ratings will apply, except that if one rating is at Level III Pricing and the other rating is at Level IV Pricing, Level IV Pricing shall apply.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                                             ANNEX B - NON-MATERIAL SUBSIDIARIES


                                   [attached]

                                                  ANNEX C - MORTGAGED PROPERTIES
                                                           AND LEASED PROPERTIES


                                     PART I
                       (MORTGAGED PROPERTIES - FEE OWNED)


    PROPERTY ADDRESS                                     NET BOOK VALUE ($K)
2305 Mission College                                           21,866
Santa Clara
CA
US

129 Concord Road                                              112,000
Building 1
Billerica
MA
US

1000 Innovation Avenue                                         15,130
Cary
NC
US

901 Corporate Center Drive                                     12,034
Raleigh
NC
US

8200 Dixie Road                                                58,629
Brampton
ON
Canada

5050 40th Street N.E.                                          27,326
Calgary
AB
Canada

4401 Westwinds Drive N.E.                                      21,590
Calgary
AB
Canada

20 Sise Road and Wilton Grove Rd.                               TBD
London
ON
Canada

3500 Carling Avenue                                           141,973
Nepean
ON
Canada

2351 boulevard Alfred Noble                                    53,200
Saint Laurent
PQ
Canada

    PROPERTY ADDRESS                                     NET BOOK VALUE ($K)
2341 boulevard Alfred Nobel                                    31,000
Saint Laurent
PQ
Canada

2311 boulevard Alfred Nobel                                    36,500
7055 Alexander-Fleming
Saint Laurent
PQ
Canada


7055 Alexander-Fleming                                          5,800
OPTO Syst House
Saint Laurent
PQ
Canada

9300 Trans Canada Highway                                      17,100
Saint Laurent
PQ
Canada

                                     PART II
                               (LEASED PROPERTIES)


    ADDRESS                                          PRIMARY TYPE
1303 Baseline Road                                     Spec Purp
Ottawa
ON
Canada
K1Y 4H7

1400 Merivale Road                                     R&D Labs
Ottawa
ON
Canada
K1Y 4H7

2200 Chemin St-Francois                                Dist Centers
Dorval
PQ
Canada
H9P 1K2

18500 Von Karman                                       Office
Suite 1000 & 1100
Irvine
CA
US
92612

2603 Camino Ramon                                      Office
San Ramon
CA
US
94583

4551 Great America Pkwy                                Mfg
(SC3)
Santa Clara
CA
US
95054

6465 S. Greenwood Plaza                                Office
Blvd.
Suite 1000
Englewood
CO
US
80111

5555 Windward Parkway                                  Office
Alpharetta
GA
US
30004-3894

5405 Windward Parkway                                  Office
Alpharetta
GA
US
30004-3894

    ADDRESS                                          PRIMARY TYPE
475 N. Martingale Road                                 Office
Schaumburg
IL
US
60690-4417

600 Technology Park Drive                              Office
Billerica
MA
US
1821

4001 E. Chapel-Hill Nelson Hwy.                        Mfg.
Research Triangle Park
NC
US
27709

200 Summit Lake                                        Office
Valhalla
NY
US
10595

731 Massman Drive                                      Dist Centers
Suites A,B,C.D
Nashville
TN
US
37202

1361 N. Glenville Drive                                Dist Centers
Richardson
TX
US
75081

2100 Greenville Avenue                                 Spec Purp
Richardson
TX
US
75082

1460 N. Glenville Drive                                Office
Richardson
TX
US
75082

2201 Lakeside Blvd.                                    R&D Labs
Richardson
TX
US
75082

2325 Dulles Corner Boulevard                           Office
9th, 10th & 11th Floors
Herndon
VA
US
20170

    ADDRESS                                          PRIMARY TYPE
1120 One Twelfth Ave., NE                              Office
Suite 600
Bellevue
WA
US
98004-4504

500 Palladium Drive                                    Mfg
Part Lot 1, Concessesion 1
Kanata
ON
Canada

3500 Carling Avenue                                    Land
Nepean
ON
Canada
K2H 8E9

2932 and 2936 Baseline Road                            R&D Labs
Nepean
ON
Canada
K2H 1B3

21 Fitzgerald Road                                     Office
Nepean
ON
Canada
K2H 9J4

25 Fitzgerald Road                                     Office
Nepean
ON
Canada
K2H 1C3

185 Corkstown Road
Nepean
ON
Canada

535 Legget Drive                                       Office
Basement, 1, 3-10 & Penthouse
Kanata
ON
Canada
K2K 2X3

1305-1341 Baseline Road                                R&D Labs
Ottawa
ON
Canada
K1Y 4H7

1285 Baseline Road                                     R&D Labs
Ottawa
ON
Canada
K2C 0A7

    ADDRESS                                          PRIMARY TYPE
100 Constellation Crescent                             Office
Phase II
Nepean
ON
Canada
K2G 6J8

20 Fitzgerald Road                                     Office
Nepean
ON
Canada
K2H 9J4

505 University Avenue                                  R&D Labs
Floor 15 - Expansion Space
Toronto
ON
Canada
M5G 1X3

190 Attwell Drive                                      Office
Etobicoke
ON
Canada

2425 Matheson Blvd. East                               Office
Floors Ground, 4-6
Mississauga
ON
Canada
L4W 5K4

522 University Avenue                                  R&D Labs
Floors 10-14
Toronto
ON
Canada
M5G 1W7

522 University Avenue                                  R&D Labs
9th floor
Toronto
ON
Canada
M5G 1W7

100 Constellation Crescent                             Office
Phase I
Nepean
ON
Canada

4100 Guardian Way                                      Office
Simi Valley
CA
US
93063-3382

6375 San Ignacio                                       Office
San Jose
CA
US
95119

    ADDRESS                                          PRIMARY TYPE
2570 Orchard Parkway                                   Office
Building C
San Jose
CA
US
95131

2560 Orchard Parkway                                   Office
Building D
San Jose
CA
US
95131

6350 San Ignacio                                       Office
San Jose
CA
US
95119

2580 Orchard Parkway                                   Office
Building B
San Jose
CA
US
95131

2590 Orchard Parkway                                   Office
Building A
San Jose
CA
US
95131

6373 San Ignacio Avenue                                Office
San Jose
CA
US
95119

2431 Mission College Blvd                              Office
(SC6)
Santa Clara
CA
US
95054

6800 Broken Sound Pkwy., NW                            Office
Boca Raton
FL
US
33487

880 Technology Park Drive                              Office
Billerica
MA
US
1821

1000 Technology Park Drive                             Office
Billerica
MA
US
1821

    ADDRESS                                          PRIMARY TYPE
1200 Technology Park                                   Office
Billerica
MA
US
1821

1100 Technology Park Drive                             Mfg
Billerica
MA
US
1821

One Boston Place                                       Office
38th Floor
Boston
MA
US
2108

4004 E. Chapel-Hill Nelson Hwy.                        Office
Davis Drive (DDR)
Research Triangle Park
NC
US
27709

2520 Meridian Parkway                                  Office
Durham
NC
US
27713

2380 Performance Drive                                 Office
Richardson
TX
US
75082-4333

2350 Lakeside Blvd.                                    Office
Richardson
TX
US
75082

2375 N. Glenville                                      Office
Bldg. A
Richardson
TX
US
75082-4315

2375 N. Glenville                                      Office
Bldg. B
Richardson
TX
US
75082-4333

2010 Corporate Ridge                                   Office
McLean
VA
US
22102

                                              ANNEX D - SALES OF NON-CORE ASSETS



           Planned Sales                                    Aggregate Amount
           -------------                                    ----------------
Divestitures of Non-Core Assets                               $200,000,000
Sales of Discontinued Operations                               400,000,000
Sales of North American Real Estate                            800,000,000
Sales of Minority Investments                                 150,000,000,

in each case as more fully described in the Disclosure Materials distributed to the Banks on December 18, 2001.

                                                                  SCHEDULE 5.09

                                  NOTES PAYABLE


NOTES PAYABLE OUTSTANDING AS AT NOV. 30, 2001*
(US$ Million Equivalent)

       ENTITY                                  FACILITY AMOUNT       DRAWN AMOUNT     CURRENCY        MATURITY           GUARANTOR
       COMMITTED CREDIT FACILITIES

       NN (CHINA) LTD                                48.0                0.0             RMB             N/A                NNL
                                                    100.0                0.0             RMB             N/A                NNL
                                                    -----
                                                    148.0
       CHINA JV
       SYNT                                          10.6                0.4             USD         20/12/2001             N/A

       NN GERMANY                                    20.4                0.0             DEM       Annual Renewal           N/A
                                                      4.5                0.0             DEM       Annual Renewal           N/A
                                                    -----
                                                     24.9

       NETAS                                         10.0                0.0             USD          8/11/2002             N/A
                                                     10.0                0.0             USD         20/11/2002             N/A
                                                      6.0                0.0             USD         26/11/2002             N/A
                                                      4.0                0.0             USD          11/6/2002             N/A
                                                    -----
                                                     30.0

       TOTAL - COMMITTED FACILITIES                 213.5                0.4


       UNCOMMITTED CREDIT FACILITIES

       NN SA                                         20.0                7.0             EUR       Annual Renewal           N/A
                                                     23.0                0.0             EUR       Annual Renewal           N/A
                                                      9.0                0.0             EUR       Annual Renewal           N/A
                                                                       -----
                                                                         7.0

       MNC                                           15.0                0.0             EUR       Annual Renewal           N/A
                                                      8.0                0.0             EUR       Annual Renewal           N/A
                                                      2.0                0.0             EUR       Annual Renewal           N/A
                                                                       -----
                                                                         0.0

       COLOMBIA
       NT de Colombia SA                             45.0               44.9             USD          9/1/2002              NNL
       NT de Colombia SA                             15.0               15.0             USD         21/12/2001             NNL
       NT de Colombia SA                             50.0               15.0             USD          9/8/2002              NNL
       Nortel Communicaciones De Colombia SA         55.0               55.0             USD         15/11/2002             NNL
       Nortel Communicaciones De Colombia SA          5.5                3.3             COP          18/1/2002             NNL
       Nortel Communicaciones De Colombia SA                             2.2             COP          4/2/2002              NNL
       Nortel Communicaciones De Colombia SA         23.5               21.6             COP          24/1/2002             NNL
       Nortel Communicaciones De Colombia SA                             2.1             COP          28/1/2002             NNL
       Nortel Communicaciones De Colombia SA          4.5                1.6             COP          27/2/2002             NNL
                                                                       -----
                                                                       160.7

       BRAZIL
       NT de Brazil                                   1.5                1.5             USD          16/5/2002             N/A
       NT de Brazil                                   2.8                2.8             USD          12/6/2002             N/A
       Nortel Do Brasil Comercio E Servicos
       Ltda                                           7.3                7.3             USD          4/4/2002              N/A
       Nortel Do Brasil Comercio E Servicos
       Ltda                                           6.0                6.0             USD         17/12/2001             N/A
       Nortel Do Brasil Comercio E Servicos
       Ltda                                           6.3                6.3             USD          3/6/2002              N/A
       Nortel Do Brasil Comercio E Servicos
       Ltda                                           5.3                5.3             USD          12/6/2002             N/A
                                                                       -----
                                                                        29.2

       CHINA JV'S
       GDNT                                          10.0               10.0             USD          28/2/2002             N/A
       GDNT                                          10.0               10.0             USD          19/2/2002             N/A
       GDNT                                          10.0               10.0             USD          22/2/2002             N/A
       GDNT                                           8.0                3.0             USD          21/2/2002             N/A
       TGNT                                           7.5                4.5             USD                                N/A
                                                                         3.7             USD         12/12/2001             N/A
                                                                       -----
                                                                        41.2

       NN JAPAN                                      20.0               20.3             JPY          15/1/2002             NNL
                                                     20.0               12.2             JPY          15/1/2002             NNL
                                                     40.0                0.0             JPY       Annual Renewal           NNL
                                                    -----              -----
                                                     80.0               32.5

       NETGEAR INC.                                  12.0               12.0             USD             N/A

       TOTAL DRAWN - UNCOMMITTED                                       282.5
                                                                       ------
       TOTAL NOTES PAYABLE                                             282.9
                                                                       ======


    VARIOUS SUBSIDIARIES

* THESE FINANCINGS TOTALLING $282.9M MAY BE REPLACED WITH UP TO THE SAME AMOUNT OF OTHER FINANCINGS AT VARIOUS SUBSIDIARIES

                                                                   SCHEDULE 5.09

                                 LONG-TERM DEBT


LONG TERM DEBT OUTSTANDING AS AT NOV. 30, 2001
(US$ Million Equivalent)


ENTITY                              FACILITY AMOUNT           DRAWN AMOUNT    CURRENCY      MATURITY        GUARANTOR
                                     (COMMITTED)
NNL                                      300                        300          USD        1/10/2002           N/A
NNL                                      200                        200          USD         1/9/2003           N/A
NNL                                    1,500                      1,500          USD        15/2/2006           N/A
NNL                                      200                        200          USD         1/9/2023           N/A
NNC                                    1,800                      1,800          USD         1/9/2008           NNL
NNL                                      400                          0          USD        10/4/2002           N/A
NNL                                      250                          0          USD        12/4/2004           N/A
                                       -----                      -----
                                       4,650                      4,000

NNI
NNCC                                     150                        150          USD        15/6/2006           N/A
NNCC                                     150                        150          USD        15/6/2026           N/A
Networks Common                           45                         45          USD             2004           N/A
NNI                                     1350                          0          USD        10/4/2002           NNL
NNI                                      500                          0          USD        12/4/2004           NNL
                                       -----                      -----
                                       2,195                        345

CHINA JV'S
GDNT Loan from NNL                        18                         18          USD        28/2/2002           N/A
GDNT HSBC-Shenzhen                        61                         16          USD        20/8/2004           N/A
                                       -----                      -----
                                          78                         34

CALA
Brazil                                     3                          3        Reais        15/10/2004          N/A
Brazil                                     3                          3        Reais        15/10/2004          N/A
                                       -----                      -----
                                           6                          6

NT LUX
Telrad                                    43                         43          USD        31/8/2003           N/A


FRANCE
MNC                                     45.7                          0          EUR          Dec-03            N/A
MNC                                     45.7                          0          EUR          Dec-03            N/A
                                       -----
                                        91.4

                                       -----                      -----
TOTAL LTD BEFORE CAPITAL LEASES        7,063                      4,428
                                       =====                      =====



Note: Long Term Debt includes LT debt due in 1 year and excludes Capital Leases

                                                                  SCHEDULE 5.09
                                 CAPITAL LEASES


CAPITAL LEASES AS AT SEPT 30, 2001(INCLUDING CURRENT PORTION)*
(US$ Thousand Equivalent)


ENTITY               LEASE HOLDER                       OUTSTANDING BALANCE
NNL
Cambrian Cyber                                                  156
Oracle                                                        2,009
Comm. System                                                    367
                                                             ------
                                                              2,532

NNI
NNI                  NW Mutual Life Manufacturing               966
DMS 100/200          Oracle                                   3,165
DMS 100/200          Qwest - IRU                              5,671
Qtera Corp           Dominion                                 1,895
Qtera Corp           Comm. Vest                               3,022
Xros                                                            579
Signiant             Hewlett Packard                            613
                                                             ------
                                                             15,911

NORTEL PLC                                                    2,225

NT LUX                                                          949

NMC - ORACLE                                                    121

HPOC                                                            465
                                                             ------
TOTAL RELATED TO CAPITAL LEASES                              22,203


*THESE FINANCINGS TOTALING $22.2M MAY BE REPLACED WITH UP TO THE SAME AMOUNT OF OTHER FINANCINGS AT VARIOUS OTHER SUBSIDIARIES.

                                                                  SCHEDULE 5.09



                          OUTSTANDING LETTERS OF CREDIT
                             AS AT DECEMBER 17, 2001



                                                    OPENING        EXPRIY                                ISSUER/         AMOUNT
     Country/Beneficiary       Curr.    AMOUNT       DATE           DATE          REFERENCE             EXPORTER           USD
     -------------------       -----    ------      -------        ------         ---------             --------         ------
ARGENTINA
Laoui Inmobiliaria S.A          USD     558,000    Feb. 4/98      Feb. 28/03   Lease/Edificio           NN Argentina      558,000
                                                                               Larrea 1079
CANADA
Corp. of City of Kanata         CAD      25,000    Nov 2/00       Nov 2/01     Palladium I Project      NNL                15,851
Corp. of City of Kanata         CAD      14,300    Nov. 30.99     May 1/02     Master Plan Phase 3      NNL                 9,067
Zurich Canada                   USD     500,000    Oct. 27/98     May 15/04    Risk Managements         NNL               500,000
City of Calgary                 CAD     160,000    Aug. 24/00     Oct. 2/02    Indem.Agrmnt 2000-403    NNL               101,446
Corp. of City of Kanata         CAD     250,000    Sept. 13/00    Sept. 14/01  Palladium II Project     NNL               158,509
Corp. of the City of Nepean     CAD     591,376    Oct. 31/00     May 3/02     Lab 10                   NNL               374,953
Devon Estates Limited           CAD     250,000    Mar. 1/01      Feb. 28/06   Option on Land           NNL               158,509
GE Capital Canada               CAD     241,368                   Dec.31/08    Leased Furniture         NNL               153,036
GE Capital Canada               USD   1,609,123                   Dec. 3108    Leased Furniture         NNL             1,609,123
Bank of America                 USD   1,229,983                   June 30/06   Leased Furniture         NNL             1,229,983
                                                                                                                       ----------
                                                                                                                        4,310,475

Korea Telecom America Inc.      USD      18,559    Nov.5/99       Dec. 31/01                            NN Singapore       18,559
Korea Telecom America Inc.      USD     612,181    Nov. 30/99     Mar. 31/02                            NN Singapore      612,181
                                                                                                                       ----------
                                                                                                                          630,740
UNITED STATES
Liberty Mutal                   USD  14,600,000    July 18/97     July 18/01*  Workmens' Comp.          NNI            14,600,000
Travelers Property              USD   6,750,000    July 18/97     July 18/01*  Workmens' Comp.          NNI             6,750,000
R.W. Electronics Inc.           USD   5,160,000    Dec. 18/98     Dec. 17/00   Sale of Inventory        NNI             5,160,000
Argonaut Insurance Co.          USD     350,000    July 26/00     July 25/01*  Workmens' Comp.          NNI               350,000
The Realty Associates Fund III  USD      31,794    July 19/00     Mar. 31/05                            NNI                31,794
Morgan Stanley                  USD   5,287,500    Dec. 20/01     Dec. 19/02                            NNI             5,287,000
                                                                               Lease of 4401/4301
Sobrato Interests               USD     200,000    Oct. 20/00     Jan. 6/03    Grt.American Pkwy.       NNI               200,000
The Prudential Insurance
Company of America              USD  19,380,000    Dec. 12/01     Dec. 11/02   Lease of 4555            NNI            19,380,000
                                                                               Great America                           ----------
                                                                               Parkway
                                                                                                                       51,758,794
*evergreen clause
                                                                                                                       57,258,009
                                                                                                                       ==========


                                                                  SCHEDULE 5.09

                                   GUARANTEES


  DATE            ISSUED TO                 ON BEHALF OF         AMOUNT      USD EQUIV.    EXPIRY      FACILITY
  ----            ---------                 ------------         ------     -----------    ------      --------
12-Jul-00      HSBC                       NN U.K.                GBP 16.6M   23,628,440    ongoing     Various

21-Mar-96      Generale Bank              NN NV, Brussels        BEF 30M        660,277    ongoing     O/D and bond facility

21-Mar-96      Generale Bank              NN NV, Brussels        BEF 450M     9,904,154    ongoing     O/D and bond facility

               Citibank                   NN Tunisia             USD 1.2M     1,200,000    ongoing     O/D and bond facility

15-Jun-00      St. Cloud                  NNL                    USD 7.5M     7,451,052    14-Jun-04   Vendor Financing

20-Dec-01      Societe Generale Canada    NNL                    USD          2,683,116    20-Nov-03   Netas securitization

by Dec 31/01   Export Development Corp    Haiti                  USD         42,390,238    ongoing     Lay-off of Vendor
                                          Telecommunications                                           Finance Commitment
                                          International, S.A

               NTFC                       NNI                    USD        156,000,000    ongoing     Vendor Financing Commitment

                                                                            -----------
                                                                 TOTAL      243,917,276
                                                                            ===========

                                                                   SCHEDULE 5.10


Liens in relation to all Capital Lease Obligations referred to in the Debt
Schedule 5.09

Liens in relation to all puts/calls with respect to Equity Interests as outlined in the disclosure materials

                                            EXHIBIT H - SUBORDINATION PROVISIONS

                                    SUBORDINATION PROVISIONS

         Loans and advances from NNC and its Subsidiaries (other than the Company and its Subsidiaries) (the "SUBORDINATED DEBT") shall be expressly made subordinate and junior in right of payment to all obligations payable from time to time by the Company and its Subsidiaries pursuant to the Loan Documents (including, without limitation, all obligations for the payment of principal of and interest (including interest accruing on or after, or which would accrue but for, the filing of any petition in bankruptcy or for reorganization relating to the Company or any of its Subsidiaries, whether or not a claim for post-petition interest is allowed in such proceeding) on the Loans) (the "SENIOR DEBT"), by provisions no less favorable to the holders of the Senior Debt than the following:

                  (i) No payment or prepayment of any principal, premium (if any) or interest on account of the Subordinated Debt and no repurchase, redemption or other retirement (whether at the option of the holder or otherwise) of the Subordinated Debt shall be made; provided that (A) payments of interest may be made from any source, and (B) payments or prepayments of principal may be made from any source (other than proceeds (whether used directly or indirectly, and whether the purpose of such use is immediate, incidental or ultimate) of Loans in excess of $500,000,000), in each of clauses (A) and (B), if, at the time of such payment of interest or payment or prepayment of principal and immediately after giving effect thereto (x) there shall not exist a default in the payment or prepayment of any principal of or interest on any Senior Debt and (y) there shall not have occurred a default (other than a default in the payment or prepayment of principal of or interest on any Senior Debt) permitting (or which, with the giving of notice or lapse of time or both, would permit) the holder or holders thereof to accelerate the maturity thereof (unless such default shall have been cured or waived);

                  (ii) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings, relative to the Company or any of its Subsidiaries or to such Person's creditors, as such, or to its property, or in the event of any proceeding for voluntary liquidation, dissolution or other winding up of such Person, whether or not involving insolvency or bankruptcy, then the holders of the Senior Debt shall be entitled to receive payment in full in cash of all Senior Debt before the holders of the Subordinated Debt are entitled to receive any payment on account of the Subordinated Debt, and to that end the holders of the Senior Debt shall be entitled to receive distributions of any kind of character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Debt;

                  (iii) If any Subordinated Debt is declared or otherwise becomes due and payable (under circumstances when the provisions of the foregoing paragraphs (i) or (ii) are not applicable, whether as a result of the occurrence of an event of default under such Subordinated Debt or otherwise), the holders of Senior Debt outstanding at the time such Subordinated Debt so becomes due and payable shall be entitled to receive payment in full of all Senior Debt before the holders of the Subordinated Debt are entitled to receive any payment on account of the Subordinated Debt;

                  (iv) If, notwithstanding the restrictions set forth in paragraph (i) or the occurrence of any of the events described in paragraphs (ii) and (iii), any such payment or distribution of assets of the Company or any of its Subsidiaries of any kind or character, whether in cash, property or securities, shall be received by the holders of Subordinated Debt before all Senior Debt is paid in full in cash, or provision made for such payment in a manner satisfactory to the Agent, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Debt or their representative or representatives, as their respective interests may appear, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay such Senior Debt in full in cash, in accordance with its terms, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                  (v) No holder of Senior Debt shall be prejudiced in its right to enforce subordination of the Subordinated Debt by any act or failure to act on the part of the Company or any of its Subsidiaries; provided that the Subordinated Debt may provide that the foregoing provisions are solely for the purpose of defining the relative rights of the holders of Senior Debt, on the one hand, and the holders of Subordinated Debt, on the other hand, and that nothing therein shall impair, as between the Company or any of its Subsidiaries and the holders of the Subordinated Debt, the obligation of the Company or any of its Subsidiaries, which shall be unconditional and absolute, to pay to the holders of the Subordinated Debt the principal and premium (if any) thereof and interest thereon in accordance with its terms, nor shall anything therein prevent the holders of the Subordinated Debt from exercising all remedies otherwise permitted by applicable law or the instruments pursuant to which the Subordinated Debt was issued upon default thereunder, subject to the rights under paragraphs (i), (ii),
         (iii) and (iv) above of holders of Senior Debt to receive cash, property or securities otherwise payable or deliverable to the holders or the Subordinated Debt.